Exhibit 10.20

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN REDACTED FROM THIS EXHIBIT BECAUSE IT IS (1) NOT MATERIAL AND (2) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NO. 2 TO

SATELLITE PROGRAM CONTRACT

BETWEEN

BLACKSKY GLOBAL LLC

AND

LEOSTELLA LLC

FOR THE CONSTRUCTION OF

THE BLACKSKY SATELLITE CONSTELLATION

This Amendment No. 2 (“Second Amendment”) to the Satellite Program Contract dated March 7, 2018, as amended February 20, 2019 (“First Amendment”, and collectively the “SPC”) is entered into this 27th day of May 2020 and is made by and between LeoStella LLC, a Delaware limited liability company (“Contractor”) with offices at 12501 East Marginal Way South, South Building, Tukwila, Washington 98168 and BlackSky Global LLC, a Delaware limited liability company (“Purchaser”) with offices at 1505 Westlake Avenue North, Suite 600, Seattle, Washington 98109. Contractor and Purchaser are referred to herein individually as a “Party” and collectively as the “Parties”. Any capitalized terms in this Second Amendment that are left undefined shall have that meaning ascribed to them in the SPC.

Recitals

Whereas, the Parties desire that Contractor will retain title and risk of loss for Satellites delivered under the SPC [***] (as defined below);

Whereas, the Parties desire that Contractor will maintain certain insurance coverages on Satellites [***] and

Now, therefore, the Parties hereto, in consideration of the mutual promises and covenants herein expressed, agree as follows:

Amendment Terms

1.	Article 1 of the SPC is amended by:

(i)	deleting the following words from the definition of “Available for Shipment”: “and that the Purchaser can take physical possession of it.”, and

(ii)

adding the following definition: “Separation” shall mean the moment in time, as indicated in the automatic sequence control equipment, when the Spacecraft separates from the launch vehicle in outer space. This definition shall be modified, with effect as of the date of notice by Purchaser to Contractor, to reflect the definition of “separation” in the launch services agreement (or in the launch insurance policy if different from the launch services agreement) that is applicable to the launch of such Satellite.

(iii)

replacing the definition of “Intentional Ignition” with: “Intentional Ignition” means, with respect to a Satellite, the start of the ignition process of the Launch Vehicle for the purpose of Launch, which is the time at which the command signal is sent to the Launch Vehicle. This definition shall be modified, with effect as of the date of notice by Purchaser to Contractor, to reflect the definition of “intentional ignition” in the launch services agreement (or in the launch insurance policy if different from the launch services agreement) that is applicable to the launch of such Satellite.

2.	Article 8(A)(i) is amended by adding the following sentence after the sentence beginning with “After completion of the PSR. . . Available for Shipment.”:

“Further, after completion of the PSR, a Spacecraft is deemed fully built.”

3.	Article 8(A)(ii) of the SPC is replaced in its entirety with the following:

“(ii) Unless otherwise indicated in a change order issued pursuant to Article 19 no later than 60 days before the PSR, Final Acceptance of a Spacecraft shall occur upon the earlier of (i) [***] or (ii) if [***] then [***] (as such terms are defined in the applicable launch insurance policy).”

4.	Article 9 of the SPC is replaced in its entirety with the following:

“Article 9. Title and Risk of Loss

Unless otherwise indicated in a change order issued pursuant to Article 19 no later than days before the PSR, then the transfer of title and risk of loss shall pass as set forth below.

(A) Subject to the provisions of this Contract:

(i) Title to a Spacecraft and risk of loss or damage to a Spacecraft shall pass from Contractor to Purchaser at the same time as Final Acceptance as set forth in Article 8(A)(ii); provided, however that, in the event [***] does not occur, then title and risk of loss shall remain with Contractor and storage of the Satellite(s) shall proceed pursuant to the terms of this Agreement.

(ii) Following completion of the PSR, any loss or damage to Spacecraft prior to [***] as described in Article 9(A)(i), shall be at [***] to the extent such loss or damage is caused by the grossly negligent actions or omissions or intentional misconduct of [***]

(B) Subject to Purchaser making all payments hereunder when required or pursuant to such payment plan as may be agreed between the parties in writing, title to Spacecraft shall pass to Purchaser free and clear of any claims, liens, encumbrances, and security interests of any nature. Contractor shall not grant to third parties any lien, encumbrance or security interest of any nature on a Spacecraft.”

5.	The following new Article 20(A)(v) is added to the SPC as follows:

(v) Contractor fails to obtain the insurance required under Article 31(D).”

6.	The second paragraph of Article 31(B) of the SPC is deleted and replaced with:

“In addition, Purchaser shall waive any claim against and shall indemnify and hold harmless Contractor Indemnitees from any direct or indirect loss, damage (including damage to property and injuries, including death), liability and expense incurred by any third party arising or relating to the use, operation or performance of any Spacecraft from the [***] of a Satellite is met. Furthermore, Purchaser shall use reasonable efforts to ensure that Contractor is named as an additional insured in any space third party liability insurance that is obtained by Purchaser’s launch service provider(s) and that any waivers of liability negotiated between Purchaser and its launch service provider(s) is extended to apply to the benefit of Contractor, which shall be flowed down to Contractor through a change order or similar documentation signed by both Parties.”

7.

The sentence of Article 29(D)(i) beginning with “Purchaser shall…” is amended in its entirety as follows: “Contractor shall be responsible for arranging and paying for all transportation costs in transit from the storage site to the launch site, provided, however, that Purchaser shall reimburse Contractor for actual transportation and labor costs that Purchaser has approved through prior written consent. Contractor may bill Purchaser for all such actual transportation costs in advance and shall bill all labor costs in accordance with the terms set forth in Article7(A). For the avoidance of doubt, transportation costs shall be billed at the [***] by Contractor with [***] and labor shall be billed at the fully loaded time costs for such services as agreed between the parties.”

8.	Article 31(D) of the SPC is replaced in its entirety with the following:

“(D) Contractor shall only procure the following additional insurances if Purchaser issues a change order pursuant to Article 19 in a commercially reasonable time prior to any [***] or [***] activities. For the avoidance of doubt, nothing herein shall relieve Contractor of its obligations to obtain the insurance coverages set forth in Article 31(C) or otherwise in the Contract.

(i) [***]. In addition to the insurance described in Article 31(C), Contractor shall, at Purchaser’s direction, procure all insurance policies which shall cover all Satellites against physical loss or damage, including any perils arising in [***] and [***] up and until the point [***]. Purchaser shall provide such assistance as requested by Contractor to procure any policies that Purchaser requests and shall advance the costs of such policies to Contractor.

The amount of insurance shall be sufficient to cover the full replacement value of each Satellite. Upon request by Purchaser, Contractor will provide the applicable certificate of insurance to Purchaser. Additionally, Contractor shall name Purchaser as the loss payee under the insurance acquired under this Article 31(D). Purchaser hereby waives, releases, indemnifies, and holds Contractor harmless from any and all claims, causes of action, loss, or damage with regard to any damages caused to Purchaser by way of the loss of or damage to a Satellite following [***] of a Satellite, except for damages, losses, claims or causes of action that are either excluded from coverage with such exclusion based upon Contractor’s grossly negligent actions or omissions or caused by Contractor’s intentional misconduct. If Purchaser elects not to request that Contractor purchase [***] insurance as described in this Article 31(D), then Purchaser hereby waives and releases Contractor from any and all claims, causes of action, loss, or damage with regard to any damages caused to Purchaser by way of the loss of or damage to a Satellite [***] of a Satellite except in the case of Contractor’s grossly negligent actions or omissions or intentional misconduct.

The insurance shall be issued with deductibles that are consistent with industry standards and with provisions providing that the named insured shall be Contractor until Final Acceptance and thereafter be Purchaser. Purchaser shall be responsible for the payment of any [***] insurance deductible. Notwithstanding the foregoing, Contractor shall be responsible for such [***] and/or [***] insurance deductible if the damage is a result of Contractors’ grossly negligent actions or omissions or intentional misconduct.

Any and all claims for insurance coverage under such [***] policies described herein shall be pursued and processed by Purchaser to the extent possible under the insurance policy (“Insurance Claim”). To the extent Purchaser requires Contractor’s cooperation in pursuing or processing an Insurance Claim or to the extent Contractor is required to pursue an Insurance Claim under the terms of the applicable insurance policy, then Purchaser shall pay Contractor the [***] for such services as agreed between the parties and the [***].

Notwithstanding anything to the contrary contained herein, Purchaser hereby releases, waives and discharges Contractor from any and all claims, damages and/or causes of action that relate to or arise out of Contractor’s failure timely to procure the insurance described in Article 31(D)(i) so long as Contractor has used reasonable efforts to procure such insurance. Furthermore, Contractor’s failure timely to procure the insurance described in Article 31(D)(i) shall not be used by Purchaser to support a claim for breach of this Agreement or as a basis to delay its performance of any obligations thereunder so long as Contractor has used reasonable efforts to procure such insurance.

(ii) [***] Insurance. Purchaser shall be responsible for obtaining insurance to cover the period of time after the expiration of the [***] insurance coverage to protect Purchaser’s interest in the Satellites. Notwithstanding the foregoing, nothing herein obligates Purchaser to obtain such [***] insurance. Contractor shall provide Purchaser with relevant technical information requested by the insurance broker and underwriters relative to the procurement and maintenance of, and/or in support of, an Insurance Claim or any [***] insurance, including any subsequent [***] insurance, and Contractor shall provide reasonable assistance to Purchaser in the filing of notices of occurrence and of proofs of loss with its insurance broker and underwriters and in responding to questions from underwriters arising therefrom.”

9.     The payment schedule contained in Schedule C of the SPC is replaced, in its entirety, with the Schedule C attached, and specifically incorporated herein by reference, to this First Amendment.

10.     The Parties agree to use best efforts to modify the changes set forth in this Second Amendment as may be necessary given the circumstances of any launch or the terms or conditions of any launch services agreement or applicable insurance policy.

11.     The terms and conditions of the SPC shall apply and remain in force unless specifically amended by this Second Amendment. To the extent there is any conflict between the specific terms of this Second Amendment and the SPC, this Second Amendment will control and take precedence.

Executed as of the date first indicated above.

BlackSky Global LLC		LeoStella LLC

By:		By:
Name:	Nicholas J Merski	Name:	Michael Hettich
Title:	Vice President Space Operations	Title:	CEO, LeoStella LLC.

Revised Schedule C

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[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
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Total			$ 79,000,000.00